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                                                                    EXHIBIT 10.6

                                 REVOLVING NOTE



$2,500,000                                                          June 5, 2000
                                                             St. Paul, Minnesota



         FOR VALUE RECEIVED, CHORUS CORPORATION, CHORUS INTERNATIONAL CORPORATION AND EPI EUROPE, LTD., each a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its main office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds on the Revolving Maturity Date (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) the principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

         This note is the Revolving Note referred to in the Credit Agreement dated as of even date herewith (as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.



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         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THERETO, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.


                                   CHORUS CORPORATION


                                   By       /s/ Frank Kraemer
                                       ----------------------------------------

                                   Title    CFO
                                         --------------------------------------


                                   CHORUS INTERNATIONAL CORPORATION


                                   By       /s/ Frank Kraemer
                                       ----------------------------------------

                                   Title    CFO
                                         --------------------------------------


                                   EIP EUROPE, LTD.


                                   By       /s/ Frank Kraemer
                                       ----------------------------------------

                                   Title    CFO
                                         --------------------------------------



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